PROSPECTUS                                                        --------------
                                                                  GE INVESTMENTS
                                                                  FUNDS, INC.
MAY 1,  2001

                               TOTAL RETURN FUND








                    [GE LOGO]
                    Like all mutual funds, shares of the GE Investments Funds have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




[GE LOGO]
             WE BRING GOOD THINGS TO LIFE.

                                    CONTENTS


GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS


ASSET ALLOCATION FUNDS                                 3
Total Return Fund                                      4

MORE ON STRATEGIES AND RISKS                           6
Important Definitions                                  6
More on Investment Strategies                          9
More on Risks                                         11

ABOUT THE INVESTMENT ADVISER                          15
Investment Adviser and Administrator                  15
About the Portfolio Managers                          16

PURCHASE AND REDEMPTION OF SHARES                     17
Special Compensation Arrangements                     18
Contractowner Voting Rights                           18
Plan Participant Voting Rights                        18

DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION    19
Dividends and Capital Gains Distributions             19
Taxes                                                 19

CALCULATING SHARE VALUE                               20

FINANCIAL HIGHLIGHTS                                  21




Additional information regarding the GE Investments Funds, Inc. (the "Funds"), including the Total Return Fund (the "Fund"), is contained in the Statement of Additional Information ("SAI") dated May 1, 2001 (or a subsequent date in 2001), which is incorporated by reference into (legally forms a part of) this Prospectus.

Shares of the Fund are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various life insurance companies, some of which may be affiliated persons of the Fund.

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                                        3


                                   ASSET
                                   ALLOCATION
                                   FUNDS



WHO MAY WANT TO INVEST IN A GE INVESTMENT ASSET ALLOCATION FUND?

AN INVESTMENT IN A GE INVESTMENTS ASSET ALLOCATION FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE GE INVESTMENTS TOTAL RETURN FUND IS SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

The Total Return Fund may be appropriate to support your variable contract if you:

-  seek an investment derived from both capital appreciation and current income

-  want a single diversified investment

The Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to seek total return by investing in a core portfolio that typically holds both EQUITY SECURITIES and DEBT SECURITIES. Although an investor may achieve the same mix of capital appreciation potential and income by investing in various combinations of individual Equity or Income Funds, the Total Return Fund offers the opportunity to pursue a total return strategy by investing in a single fund. An investor in the Total Return Fund should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

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                                       4
GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS


ASSET ALLOCATION FUNDS

TOTAL
RETURN
FUND

THE STRATEGY

The Total Return Fund invests in a combination of EQUITY SECURITIES and INVESTMENT GRADE DEBT SECURITIES. The portfolio managers follow an asset allocation process established by GE Asset Management's Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. EQUITY SECURITIES, DEBT SECURITIES and FOREIGN SECURITIES based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

-  strong earnings growth
-  attractive prices
-  a presence in successful industries
-  high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

-  attractive yields and prices
-  the potential for capital appreciation
-  reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years.

The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK, MUNICIPAL SECURITIES RISK and PREPAYMENT RISK. To the extent the portfolio managers invest in HIGH YIELD SECURITIES, the Fund would be subject to HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

[SIDENOTE]

INVESTMENT OBJECTIVE:THE HIGHEST TOTAL RETURN, COMPOSED OF CURRENT INCOME AND CAPITAL APPRECIATION, AS IS CONSISTENT WITH PRUDENT INVESTMENT RISK.

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                                       5


FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 11.77% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -5.59% for the quarter ended September 30, 1998. The Fund's year-to-date return was -5.16% as of March 31, 2001.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the return of the S&P 500 INDEX and the return of the LEHMAN BROTHERS AGGREGATE BOND INDEX ("LB AGGREGATE BOND INDEX"). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

CALENDAR YEAR TOTAL RETURNS

1991        27.35%
1992         7.48%
1993        13.55%
1994         2.54%
1995        28.07%
1996        10.60%
1997        17.99%
1998        17.10%
1999        13.25%
2000         4.94%


AVERAGE ANNUAL TOTAL RETURN
(AS OF DECEMBER 31, 2000)

                            1 YEAR     5 YEARS     10 YEARS
                            ------     -------     --------
Total Return Fund            4.94%      12.67%       14.00%
S&P 500 Index               -9.17%      18.36%       17.47%
LB Aggregate Bond Index     11.63%       6.46%        7.96%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

ALL MUTUAL FUNDS USE THE SAME FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

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                                       6
GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS


                                 MORE ON
                                 STRATEGIES AND
                                 RISKS


IMPORTANT DEFINITIONS

THIS SECTION DEFINES IMPORTANT TERMS THAT MAY BE UNFAMILIAR TO AN INVESTOR READING ABOUT THE FUND:

ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as COMMERCIAL PAPER and BANK DEPOSITS.

CERTIFICATES OF DEPOSIT include short-term debt securities issued by banks.

COMMERCIAL PAPER includes short-term debt securities issued by banks, corporations and other borrowers.

CONVERTIBLE SECURITIES may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

CORPORATE BONDS are debt securities issued by companies.

DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (E.G., the World Bank).

DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

DERIVATIVE SECURITIES and contracts are securities and contracts whose values are based on other securities, currencies or indices and include futures contracts, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, swap agreements or contracts, interest-only and principal-only debt securities, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations ("CMOs"), and STRUCTURED AND INDEXED SECURITIES.

DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the bond's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

FOREIGN DEBT SECURITIES are issued by foreign corporations or governments. They may include the following:

- Eurodollar Bonds, which are dollar-denominated securities issued outside the United States by foreign corporations and financial institutions or by foreign branches of U.S. corporations and financial institutions

- Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the United States.

- Securities denominated in currencies other than U.S. dollars

FOREIGN GOVERNMENT SECURITIES include securities that are issued or guaranteed by a government other than the United States or by such government's agencies or intrumentalities.

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                                       7


FOREIGN SECURITIES include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of DEPOSITARY RECEIPTS.

FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES are mortgage-backed securities that have been stripped into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates.

GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

HIGH YIELD SECURITIES are debt securities, preferred stock and convertible bonds and convertible preferred stock of corporations rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment-grade, sometimes called "junk bonds", and are considered speculative by the major credit rating agencies.

ILLIQUID SECURITIES are securities that may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

INVESTMENT GRADE SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are considered by portfolio management to be of equivalent quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

MATURITY represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

MONEY MARKET INSTRUMENTS are short-term debt securities of the U.S. government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Asset Management, which charges no advisory fee for such services.

MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative securities that are fully collateralized by a portfolio of mortgages.

MORTGAGE DOLLAR ROLLS are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

MUNICIPAL OBLIGATIONS are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. They include: (i) municipal leases, which pay interest that is exempt from federal, and in certain cases, state, income tax; (ii) participation interests in municipal obligations, which are

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                                       8
GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS


MORE ON STRATEGIES AND RISKS

proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); and (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations.

PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

PURCHASING AND WRITING OPTIONS are permitted investment strategies for the Fund. An option is the right to buy (I.E., a "call") or sell (I.E., a "put") securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

REPURCHASE AGREEMENTS (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.

RESTRICTED SECURITIES are securities that may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may also be ILLIQUID SECURITIES.

RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SHORT SALES AGAINST THE BOX involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators.

U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy.

VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

VARIABLE RATE SECURITIES, which include floating and variable rate instruments, carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

VARIOUS INVESTMENT TECHNIQUES are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund's portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that the Fund employs these

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                                       9


techniques, the Fund would be subject to DERIVATIVE SECURITIES RISK.

WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the Fund. This measure indicates the Fund's sensitivity to changes in interest rates. In general, the longer the fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, I.E., beyond the normal settlement date.

ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a deep discount from par value, and generally are more volatile than other fixed income securities.


MORE ON INVESTMENT STRATEGIES

In addition to the Fund's principal investment strategies described earlier in this Prospectus, the Fund is permitted to use other investment strategies and techniques in pursuit of its investment objective. The Fund is not under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain investment strategies or techniques may expose the Fund to other risks and considerations, which are discussed later in this Prospectus or in the SAI.

HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, the Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which the Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. The Fund may invest in MONEY MARKET INSTRUMENTS directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Fund.

To the extent that the Fund holds cash or invests in MONEY MARKET INSTRUMENTS, it may not achieve its investment objective.

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                                       10


GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

MORE ON STRATEGIES AND RISKS

The following table summarizes the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of the Fund's assets that may be invested in accordance with the indicated technique.


INVESTMENT TECHNIQUES                                         TOTAL RETURN FUND
 Borrowing                                                     10%
 Repurchase Agreements                                         Yes
 Reverse Repurchase Agreements                                 No
 Restricted and Illiquid Securities                            Yes
 Structured and Indexed Securities                             Yes
 Purchasing and Writing Securities Options                     Yes
 Purchasing and Writing Securities Index Options               Yes
 Futures and Options on Futures                                Yes
 Forward Currency Transactions                                 Yes
 Options on Foreign Currencies                                 Yes
 Maximum Investment in Debt Securities                         100%
 Maximum Investment in High Yield Securities                   30%
 Maximum Investment in Foreign Securities                      35%
 When-Issued and Delayed Delivery Securities                   Yes
 Lending Portfolio Securities                                  Yes
 Rule 144A Securities                                          No
 Debt Obligations of Supranational Agencies                    Yes
 Depositary Receipts                                           Yes
 Securities of Other Investment Funds                          Yes
 Municipal Leases                                              No
 Floating and Variable Rate Instruments                        Yes
 Participation Interests in Municipal Obligations              No
 Zero Coupon Obligations                                       Yes
 Municipal Obligation Components                               Yes
 Custodial Receipts on Municipal Obligations                   Yes
 Mortgage Related Securities, including CMOs                   Yes
 Government Stripped Mortgage Related Securities               Yes
 Asset Backed Securities and Receivable-Backed Securities      Yes
 Mortgage Dollar Rolls                                         Yes
 Short Sales Against the Box                                   Yes

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                                       11


MORE ON RISKS

Like all mutual funds, investing in the Total Return Fund involves risk factors and special considerations. The Fund`s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the Total Return Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Fund, please see the SAI.

ASSET-BACKED SECURITIES RISK: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are not secured by collateral, the Fund may lose money if there are defaults in the loans underlying the securities.

CREDIT RISK: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered INVESTMENT GRADE, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

DERIVATIVE SECURITIES RISK: The Fund's use of VARIOUS INVESTMENT TECHNIQUES to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values may involve derivative securities and contracts.

Derivative securities and contracts may be used as a direct investment or as a hedge for the Fund's portfolio or a portion of the portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase the Fund's exposure to a particular investment strategy. If the portfolio managers' judgment of market conditions proves incorrect or the strategy does not correlate well with the Fund's investments, the use of derivatives could result in a loss, regardless of whether the intent was to reduce risk or increase return, and may increase the Fund's volatility. In addition, if non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised.

The Fund is not obligated to pursue any hedging strategy. In addition, hedging techniques may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. These investments may be considered speculative.

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                                       12


GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

MORE ON STRATEGIES AND RISKS

EMERGING MARKETS RISK: Emerging market securities bear most FOREIGN EXPOSURE RISKS discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, to the extent that the Fund invests in emerging market countries, it may be required to establish special custody or other arrangements before investing.

FOREIGN EXPOSURE RISK: Investing in foreign securities, including DEPOSITARY RECEIPTS, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the United States. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

- CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. In contrast, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund's foreign investments.

- REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

HIGH YIELD SECURITIES RISK: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund`s ability to obtain accurate market quotations when valuing the portfolio securities and calculating the Fund's net asset value. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a lower price or may be unable to sell the security at all, or forgo other investment opportunities, all of which may have an impact on the Fund.

INTEREST RATE RISK: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

MUNICIPAL SECURITIES RISK: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. The municipal securities market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.

PREPAYMENT RISK: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. The Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AGREEMENT RISK: The Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

RESTRICTED SECURITIES RISK: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK above.

STYLE RISK: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company stocks.

- GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

- MID-CAP COMPANY RISK: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

MORE ON STRATEGIES AND RISKS


- SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly.



- VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds typically will underperform when growth investing is in favor.

                                   ABOUT THE
                                   INVESTMENT
                                   ADVISER


INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated ("GE Asset Management"), located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of the Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company ("GE") and a registered investment adviser. As of December 31, 2000, GE Asset Management oversaw $117.5 billion and managed individual and institutional assets of $92.7 billion, of which more than $18.9 billion was invested in mutual funds.

For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds -- to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

The fees payable to GE Asset Management in connection with the Total Return Fund, are graduated so that increases in the Fund's average annual net assets may result in a lower fee and decreases in the Fund's average annual net assets may increase the fee.


INVESTMENT MANAGEMENT FEE:

The Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly up to the following maximum annual fee rates:

Total Return Fund                                                          0.50%
--------------------------------------------------------------------------------

GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

ABOUT THE INVESTMENT ADVISOR


ABOUT THE PORTFOLIO
MANAGERS

DAVID B. CARLSON is a Senior Vice President of GE Asset Management and portfolio manager for the domestic equity portion of the TOTAL RETURN FUND. He has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers responsible for the international equity portion of the TOTAL RETURN FUND. He has served in this capacity for the TOTAL RETURN FUND since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.

ROBERT A. MACDOUGALL is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in this capacity for the TOTAL RETURN FUND since 1997. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.

                                   PURCHASE
                                   AND
                                   REDEMPTION
                                   OF SHARES


GE Investments Funds, Inc. (the Company) does not offer its stock directly to the general public. The Company currently offers each class of its capital stock to separate accounts (the Accounts) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (variable contracts) issued through the Accounts by such life insurance companies. Certain of those life insurance companies may be affiliates of the Company or of GE Asset Management. All but one of the Accounts currently is registered as an investment company with the SEC. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

Shares of the Fund are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of certain of such subaccounts are invested in the shares of the Fund. The Accounts purchase and redeem shares of the Fund for their subaccounts at a net asset value without sales or redemption charges.

For each day on which the Fund's net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Fund any orders to purchase or redeem its shares based on the instructions of plan trustees or participants. The Account purchases and redeems shares of the Fund at the Fund's net asset value per share calculated as of the day the Fund receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in the Fund or it may substitute shares of another fund for those of the Fund. This might force the Fund to sell its portfolio securities at a disadvantageous price.

GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

PURCHASE AND REDEMPTION OF SHARES



SPECIAL COMPENSATION
ARRANGEMENTS

GE Asset Management may pay amounts, from its own resources, to insurance companies whose separate accounts invest in shares of the Fund. These payments are meant to compensate the insurance company for part of the administrative expense of maintaining accounts for and communicating with owners of variable annuity and variable life insurance contracts.

CONTRACT OWNER VOTING RIGHTS

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of the Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Fund differ from the interests of the Company's other Funds (such as approval of an investment advisory agreement or a change in a Fund's fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

                                 DIVIDENDS,
                                 CAPITAL GAINS
                                 AND OTHER TAX
                                 INFORMATION


DIVIDEND AND CAPITAL GAINS
DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income annually. The Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by it are reinvested in shares of the Fund at the Fund's net asset value.

TAXES

For federal income tax purposes, the Fund is treated as a separate entity from the Company's other Funds. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"). By so qualifying, the Fund is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus or other disclosure document for such contract.

GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

                                  CALCULATING
                                  SHARE VALUE


Fund shares are sold at net asset value ("NAV"). The NAV of the Fund is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for the Fund is determined by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of the Fund's outstanding shares.

The Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Short-term securities held by the Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Fund's board of directors that it believes accurately reflect "fair value."

                                   FINANCIAL
                                   HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available on request.


TOTAL RETURN FUND

YEARS ENDED DECEMBER 31                                             2000           1999          1998          1997(c)       1996
INCEPTION DATE                                                        --             --            --            --      07/01/85
Net Asset Value, Beginning of Year                                $15.86         $14.66        $13.21        $12.73        $15.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income                                            0.43           0.34          0.34          0.34          1.02
   Net Realized and Unrealized Gains (Losses) on Investments        0.32           1.59          1.90          1.95          0.67
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                      0.75           1.93          2.24          2.29          1.69
LESS DISTRIBUTIONS FROM
   Dividends (from net investment income)                           0.44           0.33          0.34          0.34          1.02
   Distributions (from capital gains)                               0.66           0.40          0.45          1.47          3.87
TOTAL DISTRIBUTIONS                                                 1.10           0.73          0.79          1.81          4.89
NET ASSET VALUE, END OF YEAR                                      $15.51         $15.86        $14.66        $13.21        $12.73
TOTAL RETURN (a)                                                    4.94%         13.25%        17.10%        17.99%        10.60%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                       $130,734       $109,913       $72,632       $50,007       $27,814
   Ratios to Average Net Assets:
     Investment Income                                              2.84%          2.50%         2.69%         2.56%         2.73%
     Expenses                                                       0.54%          0.56%         0.63%         0.65%         0.60%
   Portfolio Turnover Rate                                           117%           105%          124%          135%          144%



(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(c) GE ASSET MANAGEMENT ASSUMED MANAGEMENT RESPONSIBILITIES FOR THE FUND EFFECTIVE MAY 1, 1997.

GE INVESTMENTS
FUNDS, INC.
TOTAL RETURN FUND
PROSPECTUS

IF YOU WISH TO      YOU WILL FIND ADDITIONAL INFORMATION ABOUT THE GE
KNOW MORE           INVESTMENTS FUNDS INCLUDING THE TOTAL RETURN FUND IN THE
                    FOLLOWING DOCUMENTS:

                    ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS: These reports detail the Funds' actual investments as of the report date. Reports usually include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds' last fiscal year.

                    STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of this Prospectus).

                    You may visit the SEC's Internet Website
                    (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Investments Funds, Inc. Also, you may obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.


GE INVESTMENTS      YOU MAY OBTAIN A FREE COPY OF THE SAI OR THE FUNDS'
FUNDS, INC.         ANNUAL/SEMIANNUAL REPORT AND MAKE SHAREHOLDER INQUIRIES BY
                    CONTACTING:

                    GE Investment Distributors, Inc.
                    P.O. Box 7900
                    3003 Summer Street
                    Stamford, CT 06904

                    or

                    Capital Brokerage Corporation
                    6630 West Broad Street
                    Richmond, VA 23230

                    TELEPHONE 1-800-493-3042


INVESTMENT          GE Asset Management Incorporated
ADVISER             P.O. Box 7900
                    3003 Summer Street
                    Stamford, CT 06904


TRANSFER AGENT      State Street Bank and Trust Company
AND CUSTODIAN       225 Franklin Street
                    Boston, MA 02101

DISTRIBUTOR         GE Investment Distributors, Inc.
                    777 Long Ridge Road, Building B
                    Stamford, CT 06927


                    THIS PROSPECTUS MUST BE READ ALONG WITH THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE INSURANCE POLICY BEING APPLIED FOR.

                    Investment Company Act file number: 811-04041


GEI-PRO-1